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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	February 28, 2017

Date of reporting period:	August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

WAYCROSS LONG/SHORT EQUITY FUND

(WAYEX)

Semi-Annual Report

August 31, 2016

(Unaudited)

WAYCROSS LONG/SHORT EQUITY FUND LETTER TO SHAREHOLDERS	August 31, 2016

Dear Shareholders,

We are pleased to provide this update for the Waycross Long/Short Equity Fund (the “Fund”). At Waycross Partners, we believe that through deep comprehensive analysis a portfolio can be carefully constructed using both long and short positions that meet investors’ growth objectives while reducing short-term volatility. This belief represents a guiding principle that shapes our investment decision-making process. The Fund’s investment approach is based on bottom-up company research that combines a thorough examination of a company’s fundamentals, its valuation, and market sentiment. We actively manage the Fund to seek consistent, positive returns by continually researching new opportunities for profitable stock selection.

Performance Review

Over the trailing six months, the Fund produced a cumulative total return of +6.0% compared to +13.6% for the S&P 500® Index and +4.0% for the Credit Suisse AllHedge Long/Short Index.

Dividend payers and defensive sectors were the market leaders over the last year. This was most evident in June following the Brexit event in the United Kingdom, as plummeting global interest rates and uncertainty sent investors reaching for yield and safety. The Fund did not perform well in this environment. We underestimated the impact that a macro-economic or non-company specific factor such as global interest rates could have on the Fund in a relatively short period. However, as is usually the case, there has been a mean-reversion in recent months and investors are exiting Utilities and Consumer Staples stocks where valuations are stretched in favor of growth companies. As a result, the Fund has recently benefited from its portfolio positioning and stock selection.

Exposures Summary

The Fund’s overall net long exposure (long positions minus short positions) ranged from +28% to +36% throughout the period and was +36% as of the end of August. Short exposure decreased modestly during the period. Beta, also known as beta coefficient, is a measure of volatility. The Fund maintained a beta of 0.49 relative to the S&P 500 Index, which represents the market as a whole with a beta of 1.

In terms of sector exposure, the Fund increased its net long position in Health Care. Within the group, we are diversified across hospitals, biotech, and medical device companies. We increased the Fund’s net exposure to Industrials during the period, emphasizing U.S. rail companies on the long side while shorting trucking and agriculture industries. We maintain a neutral position in Energy stocks. The sector continues to be volatile due to fluctuating crude oil prices. Within the Energy sector, we favor U.S. onshore drillers, which tend to be more nimble and have lowered their production cost through innovation as compared to offshore drillers that require significant upfront capital spending per project.

Fund Exposures
Total Portfolio Exposures	Long/Short Exposure By Sector

Top Five Long Positions			Top Five Short Positions
Security Name	Sector	% of Portfolio	Security Name	Sector	% of Portfolio
Intuitive Surgical Inc.	Health Care	3.9%	Chevron Corp.	Energy	-3.0%
Time Warner, Inc.	Cons Disc	3.9%	UnitedHealth Group Inc.	Health Care	-2.4%
AbbVie, Inc.	Health Care	3.9%	Helmeric & Payne	Energy	-2.2%
Honeywell International	Industrials	3.8%	Accenture PLC-CL A	Technology	-2.1%
Aetna, Inc.	Health Care	3.7%	HCA Holdings, Inc.	Health Care	-2.0%

Market Outlook

According to the Bureau of Labor Statistics, unemployment remains relatively low at 4.9% and average hourly earnings have risen by 2.6% over the last year. Second quarter gross domestic product (“GDP”) came in at +1.1% year-over-year, making this the ninth consecutive quarter of annual GDP growth. Although policymakers have kept the Federal Reserve’s Funds Rate unchanged throughout the year, recent comments from Chairperson Janet Yellen have shifted to a more hawkish tone, igniting speculation as to the timing of the next rate hike.

U.S. equities remain attractive, especially from a relative perspective. Increased international and geopolitical risks highlight the stability of the U.S. economy. Strong demand for U.S. Treasuries has pushed 10-year yields to historically low levels. Looking ahead to the remainder of 2016, we expect increased volatility surrounding the Federal Reserve’s monetary policy, the U.S. presidential election, and the impact of looming changes in the European Union.

On behalf of Waycross Partners, LLC, we thank you for investing in the Fund.

Sincerely,

Benjamin H. Thomas, CFA
Managing Partner | Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-267-4304.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.waycrossfunds.com or call 1-866-267-4304 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2016, please see the Schedule of Investments section of the semi-annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WAYCROSS LONG/SHORT EQUITY FUND
PORTFOLIO INFORMATION
August 31, 2016 (Unaudited)

Net Sector Exposure versus S&P 500® Index*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
Intuitive Surgical, Inc.	3.9%	Chevron Corporation	3.0%
Time Warner, Inc.	3.9%	UnitedHealth Group, Inc.	2.4%
AbbVie, Inc.	3.9%	Helmerich & Payne, Inc.	2.2%
Honeywell International, Inc.	3.8%	Accenture plc - Class A	2.1%
Aetna, Inc.	3.7%	HCA Holdings, Inc.	2.0%
Edwards Lifesciences Corporation	3.6%	QUALCOMM, Inc.	2.0%
Norfolk Southern Corporation	3.5%	Gilead Sciences, Inc.	2.0%
Mylan N.V.	3.4%	Walt Disney Company (The)	1.9%
Baker Hughes, Inc.	3.0%	Hess Corporation	1.8%
Newfield Exploration Company	2.8%	Patterson-UTI Energy, Inc.	1.8%

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS August 31, 2016 (Unaudited)
COMMON STOCKS — 74.8%	Shares	Value
Consumer Discretionary — 6.8%
Hotels, Restaurants & Leisure — 1.3%
Starbucks Corporation	1,680	$94,466

Media — 3.9%
Time Warner, Inc.	3,732	292,626

Specialty Retail — 1.6%
Home Depot, Inc. (The)	920	123,391

Consumer Staples — 1.5%
Beverages — 1.5%
Coca-Cola Company (The)	2,660	115,524

Energy — 10.9%
Energy Equipment & Services — 5.3%
Baker Hughes, Inc.	4,660	228,946
Schlumberger Ltd.	2,160	170,640
		399,586
Oil, Gas & Consumable Fuels — 5.6%
Newfield Exploration Company (a)	4,900	212,464
Pioneer Natural Resources Company	1,170	209,488
		421,952
Financials — 6.9%
Banks — 5.0%
Bank of America Corporation	11,588	187,030
JPMorgan Chase & Company	2,819	190,283
		377,313
Insurance — 1.9%
Allstate Corporation (The)	2,100	144,816

Health Care — 23.1%
Biotechnology — 5.5%
AbbVie, Inc.	4,550	291,655
Celgene Corporation (a)	1,150	122,751
		414,406
Health Care Equipment & Supplies — 10.5%
Boston Scientific Corporation (a)	4,530	107,905
DexCom, Inc. (a)	1,330	121,150
Edwards Lifesciences Corporation (a)	2,350	270,626
Intuitive Surgical, Inc. (a)	430	295,160
		794,841

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 74.8% (Continued)	Shares	Value
Health Care — 23.1% (Continued)
Health Care Providers & Services — 3.7%
Aetna, Inc.	2,370	$277,575

Pharmaceuticals — 3.4%
Mylan N.V. (a)	6,170	261,361

Industrials — 14.9%
Aerospace & Defense — 3.8%
Honeywell International, Inc.	2,454	286,406

Air Freight & Logistics — 2.0%
Fedex Corporation	930	153,385

Machinery — 3.1%
Ingersoll-Rand plc	1,646	111,912
Oshkosh Corporation	2,210	119,185
		231,097
Road & Rail — 6.0%
Norfolk Southern Corporation	2,830	265,737
Union Pacific Corporation	1,942	185,519
		451,256
Information Technology — 10.7%
Internet Software & Services — 3.5%
Alphabet, Inc. - Class A (a)	213	168,238
Facebook, Inc. - Class A (a)	768	96,860
		265,098
IT Services — 1.4%
Visa, Inc. - Class A	1,340	108,406

Semiconductors & Semiconductor Equipment — 2.2%
Applied Materials, Inc.	5,440	162,330

Software — 2.7%
Microsoft Corporation	3,600	206,856

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	650	68,965

Total Common Stocks (Cost $4,928,912)		$5,651,656

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 14.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.26% (b) (Cost $1,062,636)	1,062,636	$1,062,636

Total Investments at Value — 88.9% (Cost $5,991,548)		$6,714,292

Other Assets in Excess of Liabilities (c) — 11.1%		839,346

Net Assets — 100.0%		$7,553,638

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of August 31, 2016.

(c)	Includes cash held as collateral and margin deposits for open short positions.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT August 31, 2016 (Unaudited)
COMMON STOCKS — 36.2%	Shares	Value
Consumer Discretionary — 1.9%
Media — 1.9%
Walt Disney Company (The)	1,508	$142,446

Consumer Staples — 1.0%
Food Products — 1.0%
Mondelēz International, Inc. - Class A	1,650	74,283

Energy — 8.8%
Energy Equipment & Services — 4.0%
Helmerich & Payne, Inc.	2,740	165,660
Patterson-UTI Energy, Inc.	7,070	137,794
		303,454
Oil, Gas & Consumable Fuels — 4.8%
Chevron Corporation	2,210	222,282
Hess Corporation	2,540	137,922
		360,204
Health Care — 12.8%
Biotechnology — 2.0%
Gilead Sciences, Inc.	1,870	146,571

Health Care Equipment & Supplies — 3.3%
Medtronic plc	1,460	127,064
Stryker Corporation	1,082	125,144
		252,208
Health Care Providers & Services — 6.0%
DaVita HealthCare Partners, Inc.	1,800	116,334
HCA Holdings, Inc.	2,030	153,366
UnitedHealth Group, Inc.	1,352	183,940
		453,640
Pharmaceuticals — 1.5%
Johnson & Johnson	960	114,566

Industrials — 4.3%
Aerospace & Defense — 1.6%
Boeing Company (The)	960	124,272

Machinery — 1.6%
Deere & Company	1,440	121,752

Road & Rail — 1.1%
J.B. Hunt Transport Services, Inc.	1,020	80,978

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 36.2% (Continued)	Shares	Value
Information Technology — 5.6%
IT Services — 2.1%
Accenture plc - Class A	1,410	$162,150

Semiconductors & Semiconductor Equipment — 2.0%
QUALCOMM, Inc.	2,390	150,737

Software — 1.5%
Check Point Software Technologies Ltd.	1,470	112,808

Materials — 1.8%
Construction Materials — 1.8%
Vulcan Materials Company	1,170	133,228

Total Securities Sold Short — 36.2% (Proceeds $2,635,187)		$2,733,297

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2016 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$5,991,548
At value (Note 2)	$6,714,292
Cash deposits for securities sold short (Note 2)	3,569,716
Dividends receivable	11,538
Other assets	13,425
Total assets	10,308,971

LIABILITIES
Securities sold short, at value (proceeds $2,635,187) (Note 2)	2,733,297
Dividends payable on securities sold short (Note 2)	9,443
Payable to Adviser (Note 4)	2,969
Payable to administrator (Note 4)	6,066
Accrued brokerage expense on securities sold short (Note 2)	8
Other accrued expenses	3,550
Total liabilities	2,755,333

NET ASSETS	$7,553,638

NET ASSETS CONSIST OF:
Paid-in capital	$7,405,375
Accumulated net investment loss	(94,668)
Accumulated net realized losses from security transactions	(381,703)
Net unrealized appreciation (depreciation) on:
Investments	722,744
Short positions	(98,110)
NET ASSETS	$7,553,638

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	782,813

Net asset value, offering price and redemption price per share (Note 2)	$9.65

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2016 (Unaudited)
INVESTMENT INCOME
Dividend income	$48,054

EXPENSES
Investment advisory fees (Note 4)	78,137
Dividend expense on securities sold short (Note 2)	37,920
Professional fees	18,160
Fund accounting fees (Note 4)	13,145
Administration fees (Note 4)	12,750
Compliance fees (Note 4)	6,000
Transfer agent fees (Note 4)	6,000
Registration and filing fees	5,318
Trustees' fees and expenses (Note 4)	4,865
Custody and bank service fees	4,082
Brokerage expense on securities sold short (Note 2)	3,935
Printing of shareholder reports	2,176
Insurance expense	896
Postage and supplies	640
Other expenses	3,937
Total expenses	197,961
Less fee reductions by the Adviser (Note 4)	(71,687)
Net expenses	126,274

NET INVESTMENT LOSS	(78,220)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Investments	350,008
Securities sold short	(459,543)
Net change in unrealized appreciation (depreciation) on:
Investments	802,511
Securities sold short	(162,006)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	530,970

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$452,750

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended August 31, 2016 (Unaudited)	Period Ended February 29, 2016 (a)
FROM OPERATIONS
Net investment loss	$(78,220)	$(66,502)
Net realized gains (losses) from:
Investments	350,008	(407,027)
Securities sold short	(459,543)	137,019
Net change in unrealized appreciation (depreciation) on:
Investments	802,511	(79,767)
Securities sold short	(162,006)	63,896
Net increase (decrease) in net assets resulting from operations	452,750	(352,381)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,796,307	5,517,869
Payments for shares redeemed	(1,475,262)	(385,645)
Net increase in net assets from capital share transactions	2,321,045	5,132,224

TOTAL INCREASE IN NET ASSETS	2,773,795	4,779,843

NET ASSETS
Beginning of period	4,779,843	—
End of period	$7,553,638	$4,779,843

ACCUMULATED NET INVESTMENT LOSS	$(94,668)	$(16,448)

CAPITAL SHARE ACTIVITY
Shares sold	414,089	565,823
Shares redeemed	(156,540)	(40,559)
Net increase in shares outstanding	257,549	525,264
Shares outstanding at beginning of period	525,264	—
Shares outstanding at end of period	782,813	525,264

(a)	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended August 31, 2016 (Unaudited)		Period Ended February 29, 2016 (a)
Net asset value at beginning of period	$9.10		$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)		(0.13)
Net realized and unrealized gains (losses) on investments	0.64		(0.77)
Total from investment operations	0.55		(0.90)

Net asset value at end of period	$9.65		$9.10

Total return (b)	6.04	%(c)	(9.00	%)(c)

Net assets at end of period (000's)	$7,554		$4,780

Ratios/supplementary data:
Ratio of total expenses to average net assets	5.03	%(d)	7.25	%(d)

Ratio of net expenses to average net assets (e)	3.21	%(d)	3.30	%(d)

Ratio of net expenses to average net assets excluding dividend expense, borrowing costs and brokerage expense on securities sold short (e)	2.15	%(d)	2.15	%(d)

Ratio of net investment loss to average net assets (e)	(2.00	%)(d)	(2.34	%)(d)

Portfolio turnover rate	91	%(c)	134	%(c)

(a)	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and administrator had not reduced fees and reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee waivers and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2016 (Unaudited)

1. Organization

Waycross Long/Short Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on April 29, 2015.

The investment objective of the Fund is long-term capital appreciation with a secondary emphasis on capital preservation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of August 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$5,651,656	$—	$—	$5,651,656
Money Market Funds	1,062,636	—	—	1,062,636
Total	$6,714,292	$—	$—	$6,714,292
Other Financial Instruments
Common Stocks - Sold Short	$(2,733,297)	$—	$—	$(2,733,297)

Refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short for a listing of the common stocks by industry type. As of August 31, 2016, the Fund did not have any transfers between Levels. In addition, the Fund did not hold derivative instruments or have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2016. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income and expense is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income, if any, are declared and paid annually to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the periods ended August 31, 2016 and February 29, 2016.

Short sales – The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short position. These costs are reported as dividend expense and brokerage expense on securities sold short, respectively, in the Statement of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940, as amended (the “1940 Act”), to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers for securities sold short are reported on the Statement of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent the Fund invests the proceeds received from selling securities short, it is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Waycross Partners, LLC (the “Adviser”) to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2016:

Tax cost of investments in securities	$6,026,516
Gross unrealized appreciation	$735,656
Gross unrealized depreciation	(47,880)
Net unrealized appreciation	687,776
Net unrealized depreciation on securities sold short	(125,909)
Accumulated capital and other losses	(413,604)
Accumulated earnings	$148,263

As of August 31, 2016, the proceeds of securities sold short on a tax basis is $2,607,388.

The federal income tax cost of portfolio investments and securities sold short and the tax components of accumulated earnings and the financial statement cost of portfolio investments and components of net assets may be temporarily different (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

As of February 29, 2016, the Fund had a short-term capital loss carryforward of $129,820 for federal income tax purposes, which does not expire. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and open tax period (February 29, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund is subject to examination by U.S. federal tax authorities for the current interim tax period.

3. Investment Transactions

During the six months ended August 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, were $6,047,768 and $5,437,425, respectively.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser has contractually agreed, until March 31, 2018, to reduce investment advisory fees and reimburse other expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; borrowing costs such as interest and dividend expenses on securities sold short; interest; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 2.15% of the Fund’s average daily net assets. Accordingly, during the six months ended August 31, 2016, the Adviser reduced its investment advisory fees in the amount of $71,687.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expense reimbursements were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2016, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements totaling $179,348 no later than the dates listed below:

February 28, 2019	August 31, 2019	Total
$ 107,661	$ 71,687	$ 179,348

An officer of the Fund is also an officer of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

During the six months ended August 31, 2016, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) received from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. Each Independent Trustee also received a $500 annual retainer from the Fund. Effective October 1, 2016, each Independent Trustee will receive a $1,000 annual retainer from the Fund, except for the Board Chairman, who will receive a $1,200 annual retainer from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2016, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
National Financial Services, LLC (for benefit of its customers)	56%
Maril & Co. (for benefit of BMO Harris Bank, N.A.)	33%
Charles Schwab & Co., Inc. (for benefit of its customers)	7%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the increase in trustee fees as noted in Note 4.

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2016) and held until the end of the period (August 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$1,060.40	3.21%	$16.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,009.00	3.21%	$16.21

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

WAYCROSS LONG/SHORT EQUITY FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-267-4304. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2.   Code of Ethics.

Not required

Item 3.   Audit Committee Financial Expert.

Not required

Item 4.   Principal Accountant Fees and Services.

Not required

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.  Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Assistant Secretary

Date	October 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Benjamin H. Thomas
Benjamin H. Thomas, Principal Executive Officer of Waycross Long/Short Equity Fund

Date	October 27, 2016

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer Principal Accounting Officer

Date	October 27, 2016

* Print the name and title of each signing officer under his or her signature.